    Exhibit 10.5


NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY ITS ACCEPTANCE HEREOF, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS WARRANT MAY BE OFFERED, SOLD OR OTHERWISE DISPOSED OF ONLY (1) TO THE COMPANY, (2) SO LONG AS THIS WARRANT IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER," AS DEFINED IN RULE 144A, THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE SALE OR OTHER DISPOSITION IS BEING MADE IN RELIANCE ON RULE 144A, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (4) TO AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501 UNDER THE SECURITIES ACT ("ACCREDITED INVESTOR"), THAT IS ACQUIRING THIS WARRANT FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER ACCREDITED INVESTOR FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, IF A SIGNED CERTIFICATION LETTER (A FORM OF WHICH MAY BE OBTAINED FROM THE COMPANY) IS DELIVERED BY THE TRANSFEREE TO THE COMPANY OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND IN EACH CASE SUBJECT TO THE RIGHT OF THE COMPANY PRIOR TO ANY SUCH OFFER, SALE OR DISPOSITION PURSUANT TO CLAUSE (2), (3) OR (4) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO THE COMPANY.


                                        Void After 5:00 p.m., Eastern Time,
                                                on February 13, 2003

                               USABANCSHARES, INC.

                Warrant to Purchase 51,449 Shares of Common Stock
                             (Subject to Adjustment)


    THIS CERTIFIES THAT, FOR VALUE RECEIVED, Sandler O'Neill Mortgage Finance Corp. or its registered assigns (the "Holder"), is entitled to purchase from USABancShares, Inc. (the "Company"), subject to the terms and conditions set forth hereinafter, 51,449 fully paid and nonassessable shares of the Common Stock, $1.00 par value per share, of the Company (the "Common Stock") at an exercise price of $10.24 per share upon surrender of this Warrant to the Company at the Company's principal office in Philadelphia, Pennsylvania with the form of election to purchase attached to this Warrant duly completed and signed, together with payment of the exercise price by wire transfer or other payment of immediately available funds. The exercise price and the number of shares of Common Stock for which this Warrant is exercisable are subject to change or adjustment upon the occurrence of certain events as set forth below.

Section 1.     Duration and Exercise of Warrants.

    1.1 (a) This Warrant may be exercised on or after February 13, 1998 and will expire at 5:00 p.m., Eastern Time, on February 13, 2003 (the "Expiration Date"). On the Expiration Date, all rights evidenced by this Warrant shall cease and this Warrant shall become void.

          (b) Subject to the provisions of this Warrant, the registered Holder of this Warrant shall have the right to purchase from the Company (and the Company shall issue and sell to such registered Holder) the number of fully paid and nonassessable shares of Common Stock set forth on the face of this Warrant (or such number of shares of Common Stock as may result from adjustments made from time to time as provided herein), at the price of $10.24 per share in lawful money of the United States of America (such exercise price per share, as adjusted from time to time as provided herein, being referred to herein as the "Exercise Price"), upon (i) surrender of this Warrant to the Company at the Company's principal office in Philadelphia, Pennsylvania with the exercise form attached hereto duly completed and signed by the registered Holder or Holders thereof, and (ii) payment by wire transfer or other payment of immediately available funds, in lawful money of the United States of America, of the Exercise Price for the shares of Common Stock in respect of which this Warrant is then exercised (and any applicable transfer taxes pursuant to Section 2 hereof). Upon surrender of this Warrant, and payment of the Exercise Price as provided above, the Company shall promptly issue and cause to be delivered to or upon the written order of the registered Holder of this Warrant and in such name or names as such registered holder may designate, a certificate or certificates for the number of shares of Common Stock so purchased upon the exercise of this Warrant, together with payment in respect of any fraction of a share of Common Stock issuable upon such surrender pursuant to Section 11 hereof.

     (c) The exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day (as defined in Section 17 hereof) on which the Holder surrenders this Warrant to the Company and payment of the Exercise Price (and any applicable transfer taxes pursuant to Section 2 hereof) is made, and at such time the person in whose name any certificate for shares of Common Stock shall be issuable upon such exercise shall be deemed to be the record holder of such shares of Common Stock for all purposes.

     1.2 In the event that less than all of the shares of Common Stock represented by this Warrant are exercised on or prior to the Expiration Date, a new Warrant, duly executed by the Company, will be issued for the remaining number of shares of Common Stock exercisable pursuant to the Warrant so surrendered, and the Company shall deliver the required new Warrant pursuant to the provisions of this Section 1.

     1.3 The number of shares of Common Stock to be received upon the exercise of this Warrant and the Exercise Price are subject to adjustment from time to time as hereinafter set forth.

Section 2.  Payment of Taxes.

    The Company will pay all stamp transfer and other similar taxes payable in connection with the original issuance of this Warrant and the shares of Common Stock issuable upon exercise thereof, provided, however, that the Company shall not be required to (i) pay any such tax which may be payable in respect of any transfer involving the transfer and delivery of this Warrant or the issuance or delivery of certificates for shares of Common Stock issuable upon exercise thereof in a name other than that of the registered Holder of this Warrant or
(ii) issue or deliver any certificate for shares of Common Stock upon the exercise of this Warrant until any such tax required to be paid under clause (i) shall have been paid, all such tax being payable by the holder of this Warrant at the time of surrender.

Section 3.     Mutilated or Missing Warrants.

    In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company will issue and deliver in exchange and substitution for and upon cancellation of, the mutilated Warrant, or in substitution for the lost, stolen or destroyed Warrant, a new Warrant of like tenor evidencing the number of shares of Common Stock purchasable upon exercise of the Warrant so mutilated, lost, stolen or destroyed, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant and an indemnity, if requested, reasonably satisfactory to it. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

Section 4.  Reservation of Warrant Shares.

    The Company shall at all times reserve for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock or other shares of capital stock of the Company as from time to time shall be issuable upon exercise of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances and free and clear of all preemptive rights. After 5:00 p.m., Eastern Time, on the Expiration Date, no shares of Common Stock shall be subject to reservation in respect of this Warrant.

Section 5.  Restrictions on Transfer.

    Neither this Warrant nor the shares of Common Stock issuable upon exercise thereof may be sold, transferred or otherwise disposed of, except in accordance with and subject to the provisions of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder. This Warrant and the shares of Common Stock issuable upon exercise of this Warrant shall be subject to the registration rights and other provisions set forth in the Registration Rights Agreement dated as of February 9, 1998, by and among the Company and each of the other parties named on the signature pages thereto.

Section 6.     Rights and Liability of Warrant Holder.

    The Holder of this Warrant shall not, by virtue thereof, be (i) entitled to any rights of a stockholder of the Company, either at law or in equity, and the rights of such holder are limited to those expressed herein, or (ii) subject to any liability as a stockholder of the Company.

Section 7.   Adjustments of Exercise Price and Number of Shares of Common Stock.

    Commencing February 13, 1998 through February 13, 2001, the Exercise Price and the number and kind of shares of Common Stock issuable upon the exercise of this Warrant will be subject to change or adjustment from time to time as follows:

    In the event of any change in the Common Stock by reason of a stock dividend, stock split (including a reverse stock split), split-up, recapitalization, combination, exchange of shares or similar transaction, the type and number of shares or securities subject to this Warrant and the Exercise Price thereof shall be adjusted appropriately, and proper provision shall be made in the agreements governing such transactions so that the Holder of this Warrant shall receive, upon exercise of this Warrant, the number and class of shares or other securities or property that the Holder of this Warrant would have received in respect of the Common Stock if this Warrant had been exercised immediately prior to such event, or the record date therefor, as applicable. In addition, if the Company issues any additional shares of Common Stock (whether by direct or indirect sale or through the exercise or conversion, as the case may be, of any option, convertible security or warrant) after February 13,1998 (other than pursuant to an event described in the first sentence of this paragraph), the number of shares of Common Stock subject to this Warrant shall be adjusted so that, after such issuance, it, together with any shares of Common Stock previously issued pursuant to this Warrant, equals 3.25% of the number of shares of Common Stock then issued and outstanding (calculated on a fully diluted basis taking into account any and all rights to subscribe for or to purchase, or any warrants or options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock which are outstanding as of such date), without giving effect to any shares subject to or issued pursuant to this Warrant.

Section 8.  Reorganizations and Asset Sales.

    If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the Holder of this Warrant shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustments of the Exercise Price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument executed and mailed by first class mail, postage prepaid, to the Holder hereof at the last address of such Holder appearing on the register maintained by the Company, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

Section 9.     Notice of Adjustment.

    Whenever the number of shares of Common Stock or other stock or property issuable upon the exercise of this Warrant is adjusted, as herein provided, the Company shall promptly mail by first class mail, postage prepaid, to the Holder at the last address of such Holder appearing on the register maintained by the Company, notice of such adjustment or adjustments. In addition, the Company at its sole expense shall within 90 calendar days following the end of each fiscal year of the Company during which this Warrant remains outstanding and an adjustment has occurred, and promptly upon the request of the Holder of this Warrant in connection with the exercise thereof, cause to be delivered to the Holder a certificate of the chief financial officer of the Company setting forth the number of shares of Common Stock or other stock or property issuable upon the exercise of this Warrant after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

Section 10.  Statement of Warrants.

    This Warrant may continue to express the same number and kind of shares which may be purchased upon exercise hereof as are stated in the Warrant initially issued or any substitute Warrant issued therefor, notwithstanding any adjustment in the Exercise Price and/or in the number or kind of shares issuable upon exercise of this Warrant. In the event of any such adjustment, the Company will, at its expense, promptly upon the Holder's surrender of this Warrant to the Company, execute a new Warrant or Warrants stating the Exercise Price and the number and kind of shares issuable upon exercise of this Warrant.

Section 11.  Fractional Interest.

    The Company shall not be required to issue fractional shares of Common Stock on the exercise of this Warrant. If more than one Warrant shall be presented for exercise at the same time by the Holder, the number of full shares of Common Stock which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of shares of Common Stock acquirable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this Section 11, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall pay an amount in cash calculated by it to be equal to the then current market price per share multiplied by such fraction computed to the nearest whole cent. The Holder by his acceptance of this Warrant expressly waives any and all rights to receive any fraction of a share of Common Stock or a stock certificate representing a fraction of a share of Common Stock.

Section 12.  Entire Agreement.

    This Warrant constitutes the full and entire understanding and agreement among the parties with regard to the subject matter hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants or agreements except as specifically set forth herein or therein.

Section 13. Successors and Assigns.

    13.1 All covenants and provisions of this Warrant by or for the benefit of the Company or the holder of this Warrant shall bind and inure to the benefit of their respective successors, assigns, heirs and personal representatives.

    13.2 Subject to the requirements of Section 5 of this Warrant, this Warrant is assignable only to principals and/or affiliates of Sandler O'Neill Mortgage Finance Corp. (provided that this Warrant may not be assigned to Sandler O'Neill Asset Management LLC), in whole or in part, without charge to the holder hereof upon surrender of this Warrant with a properly executed assignment at the principal office of the Company. Upon any partial assignment, the Company will at its expense issue and deliver to the holder hereof a new Warrant of like tenor, in the name of the holder hereof, which shall be exercisable for such number of shares of Common Stock (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) which were not so assigned. Except as provided in this Section 13.2, this Warrant may not be assigned or transferred.

Section 14.  Termination.

    This Warrant shall terminate at 5:00 p.m., Eastern Time, on the Expiration Date or upon such earlier date on which all of this Warrant has been exercised.

Section 15.  Headings.

    The headings of sections of this Warrant have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

Section 16. Amendments.

    This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and the holder of this Warrant.

Section 17.  Notices.

    All notices, demands and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

          (a) if to the holder of this Warrant, at the address set forth on the register of the Warrants maintained by the Company (attention: Thomas W. Killian), or at such other address as the holder of this Warrant shall have furnished to the Company in writing;

          (b) if to the Company, initially at One Penn Square, 30 South 15th Street, Philadelphia, Pennsylvania 19102, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 17.

    All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being sent by certified mail, return receipt requested, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery. For purposes of this Warrant, a "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in the Commonwealth of Pennsylvania are authorized by law to close.

Section 18. Benefits of This Warrant.

    Nothing in this Warrant shall be construed to give to any person or corporation, other than the Company and the registered holder of this Warrant, any legal or equitable right, remedy or claim under this Warrant, it being intended that this Warrant shall be for the sole and exclusive benefit of the Company and the registered holder thereof.

Section 19. Governing Law.

    This Warrant shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

    IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officers.



Dated:   February 13, 1998         USABANCSHARES, INC.

                                  By:______________________________
                                  Name: Kenneth L. Tepper
                                  Title:   President and Chief Executive Officer


Attest:



By:_____________________________
   Name: Amy B. Smith
   Title:    Corporate Secretary

                              ELECTION TO PURCHASE

                                 Dated:
                                       ----------
    The undersigned hereby irrevocably exercises this Warrant to purchase
    shares of Common Stock and herewith makes payment of $         in payment
----                                                      ---------
of the Exercise Price thereof on the terms and conditions specified in this Warrant, surrenders this Warrant and all right, title and interest herein to the Company and directs that the shares of Common Stock deliverable upon the exercise of this Warrant be registered in the name and at the address specified below and delivered thereto.


Name:
     ---------------------------------------------------------------------------
        (Please Print)


Address:
        ------------------------------------------------------------------------


City, State and Zip Code:
                         -------------------------------------------------------
If such number of shares of Common Stock is less than the aggregate number of shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant representing the balance of such shares of Common Stock be registered in the name and at the address specified below and delivered thereto.


Name:
     ---------------------------------------------------------------------------
                         (Please Print)


Address:
        ------------------------------------------------------------------------


City, State and Zip Code:
                         -------------------------------------------------------

Taxpayer Identification or Social Security Number:
                                                  ------------------------------

    Signature:
              ------------------------------------------------------------------
Note: The above signature must correspond with the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.